UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 13, 2007
NAVISTAR FINANCIAL CORPORATION (Exact name of registrant as specified in its charter)
Delaware	001-04146
(State or other Jurisdiction of Incorporation)	(Commission File Number)

425 N. Martingale Road Schaumburg, Illinois	60173
(Address of principal executive offices of registrant)	(Zip Code)

Registrant’s telephone number, including area code:  630-753-4000

Former name or former address, if changed since last report:  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

In connection with the recently filed 2005 Form 10-K, NFC received various waivers discussed below.   These waivers are dated November 20, 2007, November 28, 2007, December 6, 2007, and December 7, 2007 but became effective on December 7, 2007.   The waivers expire on or about November 30, 2008.

On November 28, 2007, Navistar Financial Corporation (“NFC”), the wholly-owned subsidiary of International Truck and Engine Corporation (“International”), which is a wholly-owned subsidiary of Navistar International Corporation (“Navistar”), received a Fifth Waiver (the “Waiver”) from the participants in its $1.4 billion Amended and Restated Credit Agreement dated as of July 1, 2005, as amended (the “Agreement”).  The Waiver was designed to provide additional surety around NFC’s capital structure.  This Waiver extends through November 30, 2008, and expands the previous waivers which waive any default or event of default that would result solely from NFC’s and Navistar’s failure to meet the filing requirements of Sections 13 and 15 of the Exchange Act of 1934, as amended, with respect to their Annual Reports on Form 10-K for 2005, 2006, and 2007, and their quarterly reports on Form 10-Q for the periods from November 1, 2005 through July 31, 2008.

The preceding summary of certain provisions of the Waiver is qualified in its entirety by reference to the complete Waiver filed as Exhibit 10.1 hereto; additionally, the waiver dated January 17, 2006, filed on Form 8-K dated January 17, 2006, the waiver dated March 2, 2006 filed on Form 8-K on March 8, 2006, the waiver dated November 15, 2006 filed on Form 8-K on November 15, 2006, and the waiver dated October 23, 2007 filed on Form 8-K on October 23, 2007, are incorporated herein by reference.

On December 6, 2007, Navistar Financial Corporation (“NFC”), the wholly-owned subsidiary of International Truck and Engine Corporation (“International”), which is a wholly-owned subsidiary of Navistar International Corporation (“Navistar”), received a Waiver from the participants in its Note Purchase Agreement and Servicing Agreement dated February 16, 2007, as amended (the “Agreement”).  The Waiver was designed to provide additional surety around NFC’s capital structure.  This Waiver extends through November 2008, and expands the previous waivers which waive any default or event of default that would result solely from NFC’s and Navistar’s failure to meet the filing requirements of Sections 13 and 15 of the Exchange Act of 1934, as amended, with respect to their Annual Reports on Form 10-K for 2005, 2006, and 2007, and their quarterly reports on Form 10-Q for the periods from November 1, 2005 through July 31, 2008.

The preceding summary of certain provisions of the Waiver is qualified in its entirety by reference to the complete Waiver filed as Exhibit 10.2 hereto.

On December 6, 2007, Navistar Financial Corporation (“NFC”), the wholly-owned subsidiary of International Truck and Engine Corporation (“International”), which is a wholly-owned subsidiary of Navistar International Corporation (“Navistar”), received a Waiver from the participants in its Note Purchase Agreement  and Servicing Agreement dated as of June 22, 2007, as amended (the “Agreement”).  The Waiver was designed to provide additional surety around NFC’s capital structure.  This Waiver extends through November 2008, and expands the previous waivers which waive any default or event of default that would result solely from NFC’s and Navistar’s failure to meet the filing requirements of Sections 13 and 15 of the Exchange Act of 1934, as amended, with respect to their Annual Reports on Form 10-K for 2005, 2006, and 2007, and their quarterly reports on Form 10-Q for the periods from November 1, 2005 through July 31, 2008.

The preceding summary of certain provisions of the Waiver is qualified in its entirety by reference to the complete Waiver filed as Exhibit 10.3 hereto.

On December 6, 2007, Navistar Financial Corporation (“NFC”), the wholly-owned subsidiary of International Truck and Engine Corporation (“International”), which is a wholly-owned subsidiary of Navistar International Corporation (“Navistar”), received a Waiver from the participants in its Note Purchase Agreement and Servicing Agreement dated October 20, 2006, as amended (the “Agreement”).  The Waiver was designed to provide additional surety around NFC’s capital structure.  This Waiver extends through November 2008, and expands the previous waivers which waive any default or event of default that would result solely from NFC’s and Navistar’s failure to meet the filing requirements of Sections 13 and 15 of the Exchange Act of 1934, as amended, with respect to their Annual Reports on Form 10-K for 2005, 2006, and 2007, and their quarterly reports on Form 10-Q for the periods from November 1, 2005 through July 31, 2008.

The preceding summary of certain provisions of the Waiver is qualified in its entirety by reference to the complete Waiver filed as Exhibit 10.4 hereto.

On December 7, 2007, Navistar Financial Corporation (“NFC”), the wholly-owned subsidiary of International Truck and Engine Corporation (“International”), which is a wholly-owned subsidiary of Navistar International Corporation (“Navistar”), received an Amendment to Note Purchase Agreement ("Waiver") from the participants in its Note Purchase Agreement dated as of February 27, 2006, as amended (the “Agreement”).  The Waiver was designed to provide additional surety around NFC’s capital structure.  This Waiver extends through November 2008, and expands the previous waivers which waive any default or event of default that would result solely from NFC’s and Navistar’s failure to meet the filing requirements of Sections 13 and 15 of the Exchange Act of 1934, as amended, with respect to their Annual Reports on Form 10-K for 2005, 2006, and 2007, and their quarterly reports on Form 10-Q for the periods from November 1, 2005 through July 31, 2008.

The preceding summary of certain provisions of the Waiver is qualified in its entirety by reference to the complete Waiver filed as Exhibit 10.5 hereto.

On December 7, 2007, Navistar Financial Corporation (“NFC”), the wholly-owned subsidiary of International Truck and Engine Corporation (“International”), which is a wholly-owned subsidiary of Navistar International Corporation (“Navistar”), received an Amendment, Waiver and Extension ("Waiver") from the participants in its Amended and Restated Certificate Purchase Agreement dated as of December 27, 2004, as amended (the “Agreement”).  The Waiver was designed to provide additional surety around NFC’s capital structure.  This Waiver extends through November 2008, and expands the previous waivers which waive any default or event of default that would result solely from NFC’s and Navistar’s failure to meet the filing requirements of Sections 13 and 15 of the Exchange Act of 1934, as amended, with respect to their Annual Reports on Form 10-K for 2005, 2006, and 2007, and their quarterly reports on Form 10-Q for the periods from November 1, 2005 through July 31, 2008.

The preceding summary of certain provisions of the Waiver is qualified in its entirety by reference to the complete Waiver filed as Exhibit 10.6 hereto.

On December 6, 2007, Navistar Financial Corporation (“NFC”), the wholly-owned subsidiary of International Truck and Engine Corporation (“International”), which is a wholly-owned subsidiary of Navistar International Corporation (“Navistar”), received a Waiver from the participants in its Receivables Purchase Agreement dated as of July 30, 2004, as amended (the “Agreement”).  The Waiver was designed to provide additional surety around NFC’s capital structure.  This Waiver extends through November, 2008, and expands the previous waivers which waive any default or event of default that would result solely from NFC’s and Navistar’s failure to meet the filing requirements of Sections 13 and 15 of the Exchange Act of 1934, as amended, with respect to their Annual Reports on Form 10-K for 2005, 2006, and 2007, and their quarterly reports on Form 10-Q for the periods from November 1, 2005, through July 31, 2008.

The preceding summary of certain provisions of the Waiver is qualified in its entirety by reference to the complete Waiver filed as Exhibit 10.7 hereto.

On December 6, 2007, Navistar Financial Corporation (“NFC”), the wholly-owned subsidiary of International Truck and Engine Corporation (“International”), which is a wholly-owned subsidiary of Navistar International Corporation (“Navistar”), received a Waiver from the participants in its Receivables Purchase Agreement dated as of April 29, 2005, as amended (the “Agreement”).  The Waiver was designed to provide additional surety around NFC’s capital structure.  This Waiver extends through November 2008, and expands the previous waivers which waive any default or event of default that would result solely from NFC’s and Navistar’s failure to meet the filing requirements of Sections 13 and 15 of the Exchange Act of 1934, as amended, with respect to their Annual Reports on Form 10-K for 2005, 2006, and 2007, and their quarterly reports on Form 10-Q for the periods from November 1, 2005 through July 31, 2008.

The preceding summary of certain provisions of the Waiver is qualified in its entirety by reference to the complete Waiver filed as Exhibit 10.8 hereto.

On December 6, 2007, Navistar Financial Corporation (“NFC”), the wholly-owned subsidiary of International Truck and Engine Corporation (“International”), which is a wholly-owned subsidiary of Navistar International Corporation (“Navistar”), received a Waiver from the participants in its Indenture, Note Purchase Agreement, Servicing Agreement and ISDA Master Agreement dated as of September 1, 2006, as amended (the “Agreement”).  The Waiver was designed to provide additional surety around NFC’s capital structure.  This Waiver extends through November 2008, and expands the previous waivers which waive any default or event of default that would result solely from NFC’s and Navistar’s failure to meet the filing requirements of Sections 13 and 15 of the Exchange Act of 1934, as amended, with respect to their Annual Reports on Form 10-K for 2005, 2006, and 2007, and their quarterly reports on Form 10-Q for the periods from November 1, 2005 through July 31, 2008.

The preceding summary of certain provisions of the Waiver is qualified in its entirety by reference to the complete Waiver filed as Exhibit 10.9 hereto.

On November 20, 2007, Navistar Financial Corporation (“NFC”), the wholly-owned subsidiary of International Truck and Engine Corporation (“International”), which is a wholly-owned subsidiary of Navistar International Corporation (“Navistar”), received a Waiver from the participants in its Master Purchase Agreement dated as of June 30, 2004, as amended (the “Agreement”).  The Waiver was designed to provide additional surety around NFC’s capital structure.  This Waiver extends through November 2008, and expands the previous waivers which waive any default or event of default that would result solely from NFC’s and Navistar’s failure to meet the filing requirements of Sections 13 and 15 of the Exchange Act of 1934, as amended, with respect to their Annual Reports on Form 10-K for 2005, 2006, and 2007, and their quarterly reports on Form 10-Q for the periods from November 1, 2005 through July 31, 2008.

The preceding summary of certain provisions of the Waiver is qualified in its entirety by reference to the complete Waiver filed as Exhibit 10.10 hereto.

On November 28, 2007, Navistar Financial Corporation (“NFC”), the wholly-owned subsidiary of International Truck and Engine Corporation (“International”), which is a wholly-owned subsidiary of Navistar International Corporation (“Navistar”), received a Ninth Waiver from the participants in its Receivables Purchase dated as of April 8, 2004, as amended and a Fourth Waiver from the participants in its Receivables Sale Agreement dated as of April 8, 2004, as amended (the “Agreements”).  The Waivers were designed to provide additional surety around NFC’s capital structure.  These Waivers extend through November 2008, and expand the previous waivers which waive any default or event of default that would result solely from NFC’s and Navistar’s failure to meet the filing requirements of Sections 13 and 15 of the Exchange Act of 1934, as amended, with respect to their Annual Reports on Form 10-K for 2005, 2006, and 2007, and their quarterly reports on Form 10-Q for the periods from November 1, 2005 through July 31, 2008.

The preceding summary of certain provisions of the Waivers are qualified in its entirety by reference to the complete Waiver filed as Exhibit 10.11 hereto; additionally, the waiver dated January 17, 2006, filed on Form 8-K dated January 17, 2006, the waiver dated March 2, 2006 filed on Form 8-K on March 8, 2006, the waiver dated November 15, 2006 filed on Form 8-K on November 15, 2006, and the waiver dated October 23, 2007 filed on Form 8-K on October 23, 2007 are incorporated herein by reference.

ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibit is deemed to be filed under the Securities Exchange Act of 1934, as amended.

(d)	Exhibits

Exhibit No.                           Description

10.1
FIFTH WAIVER, dated as of November 28, 2007 (this “Waiver”), to the Amended and Restated Credit Agreement, dated as of July 1, 2005 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among NAVISTAR FINANCIAL CORPORATION, a Delaware corporation, ARRENDADORA FINANCIERA NAVISTAR, S.A. DE C.V., ORGANIZACIÓN AUXILIAR DEL CRÉDITO, a Mexican corporation, SERVICIOS FINANCIEROS NAVISTAR, S.A. DE C.V., SOCIEDAD FINANCIERA DE OBJETO LIMITADO, a Mexican corporation, and NAVISTAR COMERCIAL, S.A. DE C.V., a Mexican corporation (each, a “Borrower” and collectively, the “Borrowers”), the several lenders from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), BANK OF AMERICA, N.A., as syndication agent (in such capacity, the “Syndication Agent”), and THE BANK OF NOVA SCOTIA, as documentation agent (in such capacity, the “Documentation Agent”).

10.2
Waiver dated December  6, 2007 to the Note Purchase Agreement, dated as of February 16, 2007 between Navistar Financial Retail Receivables Corporation ("NFRRC"), as Seller, Navistar Financial Corporation, as Servicer, Falcon Asset Securitization Company, LLC, and Park Avenue Receivables Company, LLC (as assignee of Jupiter Securitization Company, LLC), collectively, as the Conduit Investor, and JP Morgan Chase Bank, National Association, as Agent for the Investors and (ii) the Servicing Agreement, dated as of February 16, 2007, between NFRRC, Navistar Financial 2007-JPM Owner Trust, as Issuer, NFC, as Servicer, and The Bank of New York, as Indenture Trustee.

10.3
Waiver dated December 6, 2007 to the Note Purchase Agreement, dated as of June 22, 2007 (as in effect on the date hereof, the “Note Purchase Agreement”) among Navistar Financial Retail Receivables Corporation (“NFRRC”), as Seller, Navistar Financial Corporation, individually (“NFC”) and as Servicer, Liberty Street Funding, LLC, as the Conduit Investor, and The Bank of Nova Scotia, as Agent for the Investors and (ii) the Servicing Agreement, dated as of June 22, 2007, among NFRRC, Navistar Financial 2007-BNS Owner Trust, as Issuer, NFC, as Servicer, and The Bank of New York, as Indenture Trustee.

10.4
Waiver dated December  6, 2007 to the Note Purchase Agreement, dated as of October 20, 2006 (as in effect on the date hereof, the “Note Purchase Agreement”) among Navistar Financial Retail Receivables Corporation (“NFRRC”), as Seller, Navistar Financial Corporation, individually (“NFC”) and as Servicer, Thunder Bay Funding, LLC, as Conduit Investor, and Royal Bank of Canada, as Agent and (ii) the Servicing Agreement, dated as of October 20, 2006, among NFRRC, Navistar Financial 2006-RBC Owner Trust, as Issuer, NFC, as Servicer, and The Bank of New York, as Indenture Trustee.

10.5
Amendment dated December  7, 2007 to the Note Purchase Agreement, (this “Amendment”) , among Navistar Financial Retail Receivables Corporation (the “Seller”), Navistar Financial Corporation (“Servicer”), Kitty Hawk Funding Corporation, (“KHFC”), as a Conduit Investor, and Bank of America, National Association (“Bank of America”), as Agent, the Administrator and an Alternate Investor.

10.6
Waiver and Extension dated December 7, 2007 to the Amended and Restated Certificate Purchase Agreement, dated December 27, 2004 (this “Amendment”)  among Navistar Financial Securities Corporation (the “Seller”),  Navistar Financial Corporation (“Servicer”), Kitty Hawk Funding Corporation, (“KHFC”), as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp. “Liberty Street”), as a Conduit Purchaser, The Bank of Nova Scotia (“BNS”), as a Managing Agent and a Committed Purchaser, and Bank of America, National Association (“Bank of America”), as a Managing Agent, the Administrative Agent and a Committed Purchaser.

10.7
Waiver dated December 6, 2007 to the Receivables Purchase Agreement dated as of July 30, 2004 among Navistar Retail Receivables Corporation, as Seller, Navistar Financial Corporation, as Servicer, Thunder Bay Funding LLC, as Company, and Royal Bank of Canada, as Agent.

10.8
Waiver dated December 6, 2007 to the Receivables Purchase Agreement dated as of April 29, 2005 among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, as Servicer, Thunder Bay Funding LLC, as Company, and Royal Bank of Canada, as Agent.

10.9
Waiver dated December 6, 2007 to the Indenture dated as of  September 1, 2006 (as amended, the "Indenture") between Navistar Financial 2006-ARC Owner Trust, a Delaware statutory trust, and LaSalle Bank National Association, a national banking association, as indenture trustee (in such capacity, the "Indenture Trustee"), (b) the Note Purchase Agreement dated as of September 1, 2006 (the "Note Purchase Agreement"), among Navistar Financial Retail Receivables Corporation (the "Seller"), Navistar Financial Corporation ("NFC"), Amsterdam Funding Corporation, as a Conduit Investor, and ABN AMRO Bank, N.V., as Funding Agent and an Alternate Investor , (c) the Servicing Agreement dated as of September 1, 2006 (the "ServicingAgreement"), among Navistar Leasing Company, Harco Leasing Company, Inc., Navistar Financial Retail Receivables Corporation, The Bank of New York Trust Company, N.A., as Collateral Agent, JP Morgan Trust Company, National Association (as successor-in-interest to Bank One, National Association), as Portfolio Trustee, Navistar Financial 2006-ARC Owner Trust, as Issuer, NFC, as Servicer, and LaSalle Bank, National Association, as Indenture Trustee, and (d) the ISDA Master Agreement dated as of September 1, 2006 between LaSalle Bank National Association (in such capacity, the "Swap Counterpartv") and Navistar Financial Corporation.

10.10	Waiver dated November 20, 2007 to the Master Purchase Agreement dated as of June 30, 2004 between Banc of America Leasing & Capital, LLC and International Truck Leasing Corporation.

10.11
Fourth Waiver dated November 28, 2007 to the Receivable Sale Agreement dated April 8, 2004, among Navistar Financial Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee.

Ninth Waiver (this “Waiver”), dated November 28, 2007 to the Receivable Purchase Agreement dated April 8, 2004, among Truck Retail Accounts Corporation, a Delaware corporation (“Seller”), Navistar Financial Corporation, a Delaware corporation (“Navistar”), as initial Servicer (Navistar, together with Seller, the “Seller Parties” and each a “Seller Party”), the entities set forth on the signature pages to this Agreement (together with any of their respective successors and assigns hereunder, the “Financial Institutions”), JS Siloed Trust as assignee of Jupiter Securitization Company LLC (“Trust”), and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as agent for the Purchasers.

Signature

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION
(Registrant)

Date: December 14, 2007	By: /s/	JOHN V. MULVANEY, SR.
John V. Mulvaney, Sr.
V.P., CFO & Treasurer
(Principal Accounting Officer)